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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2001

BURNHAM PACIFIC PROPERTIES, INC.

(Exact name of Registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	1-9524 (Commission file number)	33-0204126 (IRS employer identification no.)

110 West A Street, Suite 900, San Diego, California (Address of principal executive offices)	92101-3711 (Zip Code)

(619) 652-4700
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

    This Current Report on Form 8-K of Burnham Pacific Properties, Inc. (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. There are a number of important factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the satisfaction of conditions to the consummation of the pending asset sales, the timing of the consummation of the pending asset sales, the exact amounts of cash paid and indebtedness assumed with respect to the assets subject to sale and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 2. Disposition of Assets.

    On December 19, 2001, the Company sold eight properties to a joint venture led by affiliates of PO'B Montgomery & Company, Apollo Real Estate Advisors, and GE Capital Corporation for an aggregate of approximately $91.8 million in cash. This sale represented the first eight properties of a portfolio of fifteen properties targeted for sale under a previously announced Purchase and Sale Agreement, as amended, with Pacific Retail, L.P. (an entity owned by affiliates of PO'B Montgomery & Company and Apollo Real Estate Advisors). The Company expects to sell the remaining seven properties for an aggregate purchase price of approximately $57.7 million. The sale of the remaining seven properties will close if and when the necessary applicable ground lessor and lender approvals are received.

    Since November 1999, the Company has had a credit facility with CMF Capital Company, LLC, a subsidiary of GE Capital Corporation, which was secured by various mortgages. The remaining indebtedness under such credit facility was repaid in connection with the sale of the eight properties.

    In connection with the sale of the eight properties on December 19, 2001, the Company announced that it will make a liquidating distribution in the amount of $1.25 per share to its common stockholders and unitholders totaling $41.7 million. This liquidating distribution will be payable on January 8, 2002 to the holders of record of the Company's common stock as of the close of business on December 31, 2001. In addition to the liquidating distribution, proceeds from the sale of the eight properties will be used to reduce outstanding indebtedness and to satisfy other obligations.

    A copy of the press release announcing the sale of the eight properties is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. In addition, the Purchase and Sale Agreement as well as the amendments thereto, have been included as Exhibits 10.1 through 10.5 to this Form 8-K.

Completed Transactions

    The eight properties sold on December 19, 2001 for an aggregate purchase price of approximately $91.8 million included the following:

Property	City/State	Gross Leaseable Area (sq. ft.)
Cruce Nortes	Las Cruces, New Mexico	25,000
Silver Plaza	Silver City, New Mexico	9,000
Park Manor	Bellingham, Washington	28,000
Farmington Village	Aloha, Oregon	33,000
Greentree Plaza	Everett, Washington	78,000
Fremont Hub	Fremont, California	498,000
Plaza de Monterey	Palm Desert, California	37,000
Mission Plaza	Cathedral City, California	73,000

Total		781,000

Pending Transactions

    The Company expects to sell the following seven properties as soon as practicable following the receipt of all necessary ground lessor and lender approvals for an aggregate purchase price of approximately $57.7 million.

Property	City/State	Gross Leaseable Area (sq. ft.)
Brickyard Plaza	Salt Lake City, Utah	37,000
Bell Gardens Marketplace	Bell Gardens, California	160,000
Fairwood Square	Renton, Washington	33,000
James Village	Lynnwood, Washington	53,000
Marin Gateway Center	Marin City, California	182,000
Village East Shopping Center	Salem, Oregon	136,000
Ontario Village	Ontario, California	40,000

Total		641,000

    Because the sales of the aforementioned properties listed under the heading "Pending Transactions" are subject to the satisfaction of certain conditions, the closing date and, accordingly, the exact amounts of cash paid and indebtedness assumed for each of these remaining properties are uncertain. In addition, because the sales of these remaining properties are still pending, there can be no assurance that the Company will consummate the sales or, if sold, that they will be sold on the terms currently contemplated.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Businesses Acquired.

      Not applicable.

  (b)
  Pro Forma Financial Information.

      Pro forma financial information statements are included herein pursuant to Article 11 of Regulation S-X.

  (c)
  Exhibits.

      10.1 Agreement for Purchase and Sale, dated as of August 29, 2001, by and between the Company and Pacific Retail, L.P. (Incorporated by reference to Exhibit 10.1 to the Company's Form 10-Q filed on November 14, 2001.)

      10.2 First Amendment to Agreement for Purchase and Sale, dated as of September 17, 2001, by and between the Company and Pacific Retail, L.P.

      10.3 Second Amendment to Agreement for Purchase and Sale, dated as of October 2, 2001, by and between the Company and Pacific Retail, L.P.

      10.4 Third Amendment to Agreement for Purchase and Sale, dated as of November 15, 2001 by and between the Company and Pacific Retail, L.P.

      10.5 Fourth Amendment to Agreement for Purchase and Sale, dated as of December 13, 2001 by and between the Company and Pacific Retail, L.P.

      99.1 Press Releases of the Company dated December 20, 2001.

SIGNATURES

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

BURNHAM PACIFIC PROPERTIES, INC.

Dated: January 3, 2002	By:	/s/ DANIEL B. PLATT
		Name:	Daniel B. Platt
		Title:	Chief Financial Officer

BURNHAM PACIFIC PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

    The accompanying unaudited pro forma condensed consolidated statement of net assets as of September 30, 2001 (Liquidation Basis) gives effect to the following transactions as if they had occurred on September 30, 2001: (i) the sale of Cruces Norte, Farmington Village, Fremont Hub, Greentree Plaza, Mission Plaza, Park Manor, Plaza De Monterey, and Silver Plaza on December 19, 2001 (collectively the "Completed Transactions"), and (ii) the pending sale of Bell Gardens Marketplace, Brickyard Plaza, Fairwood Square, James Village, Marin Gateway Center, Ontario Village, and Village East Shopping Center (collectively the "Pending Transactions").

    The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the nine months ended September 30, 2001 (Liquidation Basis) gives effect to the Completed Transactions and Pending Transactions as if they had occurred on January 1, 2001. The accompanying unaudited pro forma condensed consolidated statements of income (loss) for the period January 1, 2000 to December 15, 2000 (going concern basis) and changes in net assets for the period December 16, 2000 to December 31, 2000 (liquidation basis) give effect to the Completed Transactions and Pending Transactions as if they had occurred on January 1, 2000.

    The unaudited pro forma condensed consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, and the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

Burnham Pacific Properties, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets

September 30, 2001 (Liquidation Basis)

(in thousands)

	Historical	Completed Transactions		Pending Transactions		Pro-Forma
ASSETS
Real Estate Held For Sale	$311,282	$(91,614	)(1)	$(56,696	)(12)	$162,972
Cash and Cash Equivalents	12,278	18,871	(2)	31,711	(13)	62,860
Restricted Cash	3,268	(724	)(3)	(935	)(14)	1,609
Receivables-Net	9,012	203	(4)	290	(15)	9,505
Investments in Unconsolidated Subsidiaries	4,210	—		—		4,210
Other Assets	1,550	(203	)(4)	(290	)(15)	1,057

Total	341,600	(73,467)		(25,920)		242,213

LIABILITIES
Accounts Payable and Other Liabilities	7,519	(1,607	)(5)	(893	)(16)	5,019
Tenant Security Deposits	1,096	(346	)(6)	(211	)(17)	539
Notes Payable	106,252	(3,832	)(7)	(25,219	)(18)	77,201
Line of Credit Advances	23,703	(23,703	)(7)	—		0
Reserve for Estimated Costs During the Period of Liquidation	10,123	(289	)(8)	—		9,834
Deferred Gain on Real Estate Assets	11,437	(150	)(9)	(3,378	)(19)	7,909

Total Liabilities	160,130	(29,927)		(29,701)		100,502

Minority Interest	6,771	(2,295	)(10)	—		4,476

NET ASSETS IN LIQUIDATION	$174,699	$(41,245	)(11)	$3,781	(20)	$137,235

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Burnham Pacific Properties, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets

For the Nine Months Ended September 30, 2001 (Liquidation Basis)

(in thousands, except per share amounts)

	Nine Months Ended 9/30/01	Completed Transactions		Pending Transactions		Pro-Forma
REVENUES
Rents	$50,751	$(9,391	)(21)	$(8,214	)(23)	$33,146
Interest	1,577	—		—		1,577

Total Revenues	52,328	(9,391)		(8,214)		34,723
COSTS AND EXPENSES
Interest	13,622	(923	)(22)	(1,485	)(24)	11,214
Rental Operating	17,834	(2,670	)(21)	(3,316	)(23)	11,848
Provision for Bad Debt	2,097	66	(21)	(59	)(23)	2,104
General and Administrative	5,307	—		—		5,307

Total Costs and Expenses	38,860	(3,527)		(4,860)		30,473

Income from Operations Before Minority Interest and Dividends Paid to Preferred Stockholders	13,468	(5,864)		(3,354)		4,250
Minority Interest	(769)	—		—		(769)

Net Income	$12,699	$(5,864)		$(3,354)		$3,481
Dividends Paid to Preferred Stockholders	(2,249)	—		—		(2,249)

Income Available to Common Stockholders	$10,450	$(5,864)		$(3,354)		$1,232

Net Assets at December 31, 2000	177,447					$177,447
Adjustment to Liquidation Basis	(9,964)	(653)		3,781		(6,836)
Liquidating Distributions to Common Stockholders	(3,234)	(40,592)				(43,826)
Income Available to Common Stockholders	10,450					10,450

Net Assets at September 30, 2001	$174,699					$137,235

Net Income Per Share — Basic and Diluted	$0.32	$(0.18)		$(0.10)		$0.04

Weighted Ave. No. of Shares — Basic and Diluted	32,349	32,349		32,349		32,349

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Burnham Pacific Properties, Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss)

For the Period January 1, 2000 to December 15, 2000 (Going Concern Basis)

Changes in Net Assets for the Period December 16, 2000 to December 31, 2000 (Liquidation Basis)

(in thousands, except per share amounts)

	Period 1/1/00 to 12/15/00 (Going Concern Basis)	Period 12/16/00 to 12/31/00 (Liquidation Basis)	Total 2000	Completed Transactions		Pending Transactions		Pro-Forma
REVENUES
Rents	$114,471	$4,977	$119,448	$(11,264	)(25)	$(10,548	)(28)	$97,636
Fee Income	768	—	768	—		—		768
Interest	953	41	994	—		—		994

Total Revenues	116,192	5,018	121,210	(11,264)		(10,548)		99,398
COSTS AND EXPENSES
Interest	41,039	1,784	42,823	(2,976	)(26)	(2,409	)(29)	37,438
Rental Operating	33,872	1,473	35,345	(2,990	)(25)	(3,997	)(28)	28,358
Provision for Bad Debt	1,753	76	1,829	(227	)(25)	(73	)(28)	1,529
General and Administrative	8,535	371	8,906	—		—		8,906
Restructuring Charge	1,921	—	1,921	—		—		1,921
Litigation	5,465	—	5,465	(57	)(25)	(26	)(28)	5,382
Costs Associated with Pursuit of Strategic Alternatives and Plan of Liquidation	7,694	—	7,694	—		—		7,694
Impairment Write-Off	32,330	—	32,330	(181	)(27)	(268	)(30)	31,881
Depreciation and Amortization	24,874	—	24,874	(1,841	)(25)	(2,286	)(28)	20,747

Total Costs and Expenses	157,483	3,704	161,187	(8,272)		(9,059)		143,856

Income (Loss) from Operations Before
Income from Unconsolidated Subsidiaries, Minority Interest, Gain on Sales of Real Estate, and Dividends Paid to Preferred Stockholders	(41,291)	1,314	(39,977)	(2,992)		(1,489)		(44,458)
Income from Unconsolidated Subsidiaries	97	3	100	—		—		100
Minority Interest	(1,379)	(208)	(1,587)	—		—		(1,587)
Gain on Sales of Real Estate	6,886	—	6,886	—		—		6,886
Dividends Paid to Preferred Stockholders	(6,667)	—	(6,667)	—		—		(6,667)

Income (Loss) Available to Common Stockholders	$(42,354)	$1,109	$(41,245)	$(2,992)		$(1,489)		$(45,726)

Net Assets at December 16, 2000		$261,566						$261,566
Adjustment to Liquidation Basis		(85,228)		(653)		3,781		(82,100)

Liquidating Distributions to Common Stockholders			(40,592)		(40,592)
Income Available to Common Stockholders					—
For The Period 12/16/00 to 12/31/00 (Liquidation Basis)	1,109				1,109

Net Assets at December 31, 2000	$177,447				$139,983

Net Income Per Share — Basic and Diluted		$(1.45)	$(0.09)	$(0.05)	$(1.59)

Weighted Ave. No. of Shares — Basic and Diluted		32,312	32,312	32,312	32,312

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

BURNHAM PACIFIC PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of September 30, 2001

    The unaudited pro forma condensed consolidated statement of net assets as of September 30, 2001 assumes the disposition of the Completed and Pending Transactions occurred on September 30, 2001 as described in Item 2 of this Form 8-K filing. The pro forma information is based upon the Company's unaudited historical statements included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2001 after giving effect to the following adjustments:

Completed Transactions

  (1)
  Reflects the net realizable value of the real estate of the Completed Transactions as of September 30, 2001.

  (2)
  Reflects the net cash proceeds and reclassification of restricted cash after the complete repayment of the line of credit and property related mortgage debt, payment of a liquidating distribution, and redemption of minority interest and an adjustment to the liquidation reserve for the Completed Transactions.

  (3)
  Reflects the reclassification of restricted cash into cash and cash equivalents for the Completed Transactions.

  (4)
  Represents reclassification of other assets expected to be collected in connection with the Completed Transactions.

  (5)
  Reflects the reduction of other liabilities related to the earnest money deposit received from buyer in August 2001 in connection with the Completed Transactions.

  (6)
  Reflects the carrying amount of certain liabilities for the Completed Transactions.

  (7)
  Reflects the complete repayment of the line of credit and property related mortgage debt related to the Completed Transactions.

  (8)
  Reflects an adjustment to the liquidation reserve in connection with the Completed Transactions.

  (9)
  Reflects the recognition of deferred gain related to the Completed Transactions.

  (10)
  Reflects the redemption of the minority interest related to the Completed Transactions.

  (11)
  Reflects the adjustment for the payment of the liquidating distribution, recognition of the deferred gain and an adjustment to the Net Assets related to final closing adjustments for the Completed Transactions.

Pending Transactions

  (12)
  Reflects the net realizable value of the real estate of the Pending Transactions as of September 30, 2001.

  (13)
  Reflects the net cash proceeds and reclassification of restricted cash after the assumption of property related mortgage debt for the Pending Transactions.

  (14)
  Reflects the reclassification of restricted cash into cash and cash equivalents for the Pending Transactions.

  (15)
  Represents reclassification of other assets expected to be collected in connection with the Pending Transactions.

  (16)
  Reflects the reduction of other liabilities related to the earnest money deposit received from buyer in August 2001 in connection with the Pending Transactions.

  (17)
  Reflects the carrying amount of certain liabilities for the Pending Transactions.

  (18)
  Reflects the assumption of property related mortgage debt related to the Pending Transactions.

  (19)
  Reflects the recognition of deferred gain related to the Pending Transactions.

  (20)
  Reflects the adjustment for recognition of the deferred gain and an adjustment to the Net Assets related to pending closing adjustments for the Pending Transactions.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Nine Months Ended September 30, 2001 (Liquidation Basis)

The Company's unaudited pro forma condensed consolidated statement of changes in net assets for the nine months ended September 30, 2001 (liquidation basis) assumes the disposition of the Completed and Pending Transactions occurred on January 1, 2001 as described in Item 2 of this Form 8-K filing but does not reflect the aggregate net gain on sale of properties. The pro forma financial information is based on the unaudited historical financial statements included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2001 after giving effect to the following adjustments:

Completed Transactions

  (21)
  Reflects the actual operating results for revenues and expenses for the nine months ended September 30, 2001 for the Completed Transactions.

  (22)
  Reflects the decrease in interest expense resulting from the complete repayment of the line of credit and property related mortgage debt in connection with the Completed Transactions.

Pending Transactions

  (23)
  Reflects the actual operating results for revenues and expenses for the nine months ended September 30, 2001 for the Pending Transactions.

  (24)
  Reflects the decrease in interest expense resulting from the assumption of the property related mortgage debt in connection with the Pending Transactions.

Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) for the Period January 1, 2000 to December 15, 2000 (Going Concern Basis) and Changes in Net Assets for the Period December 16, 2000 to December 31, 2000 (Liquidation Basis)

The Company's unaudited pro forma condensed consolidated statement of income (loss) for the period January 1, 2000 to December 15, 2000 (going concern basis) and changes in net assets for the period December 16, 2000 to December 31, 2000 (liquidation basis) assumes the disposition of the Completed and Pending Transactions occurred on January 1, 2000 as described in Item 2 of this Form 8-K filing but does not reflect the aggregate net gain on sale of properties. The pro forma financial information is based on the audited historical financial statements included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2000 after giving effect to the following adjustments:

  Completed Transactions

  (25)
  Reflects the actual operating results for revenues and expenses for the year ended December 31, 2000 for the Completed Transactions.

  (26)
  Reflects the decrease in interest expense resulting from the complete repayment of the line of credit and property related mortgage debt in connection with the Completed Transactions.

  (27)
  Reflects impairment write-off attributable to properties in connection with the Completed Transactions.

  Pending Transactions

  (28)
  Reflects the actual operating results for revenues and expenses for the year ended December 31, 2000 for the Pending Transactions.

  (29)
  Reflects the decrease in interest expense resulting from the assumption of the property related mortgage debt in connection with the Pending Transactions.

  (30)
  Reflects impairment write-off attributable to properties in connection with the Pending Transactions.

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  ITEM 2. Disposition of Assets.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
BURNHAM PACIFIC PROPERTIES, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Burnham Pacific Properties, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Net Assets September 30, 2001 (Liquidation Basis) (in thousands)
Burnham Pacific Properties, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets For the Nine Months Ended September 30, 2001 (Liquidation Basis) (in thousands, except per share amounts)
Burnham Pacific Properties, Inc. Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) For the Period January 1, 2000 to December 15, 2000 (Going Concern Basis) Changes in Net Assets for the Period December 16, 2000 to December 31, 2000 (Liquidation Basis) (in thousands, except per share amounts)
BURNHAM PACIFIC PROPERTIES, INC. NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS